UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: December 3, 2013

ALAS AVIATION CORP.

 (Exact name of registrant as specified in its charter)

Delaware
 (State or other jurisdiction of incorporation)

000-28562	94-2857548
(Commission File Number)	(I.R.S. Employer Identification No.)

2741 Lemon Grove Ave, Lemon Grove, CA 91945
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (714) 724-3355

               (fka LMK Global Resources, Inc.)
 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant.

Previous independent registered public accounting firm.

(a) On December 3 , 2013, Alas Aviation Corp. (fka LMK Global Resources, Inc., the “Registrant” or the “Company”) was notified by RBSM, LLP (“RBSM”) that RBSM resigned as the Company’s independent registered public accounting firm.   Except as noted in the paragraph immediately below, the report of RBSM on the Company’s financial statements for the year ended June 30, 2013  did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

The report of RBSM on the Company’s financial statements as of and for the year ended June 30, 2013 contained explanatory paragraph which noted that there was substantial doubt as to the Company’s ability to continue as a going concern as the  the Company is in the development stage, has no revenue, has incurred significant losses since inception, and has a working capital deficiency as of June 30, 2013, which raises substantial doubt about its ability to continue as a going concern.

During the year ended June 30, 2013 through December 3, 2013, the Company has not had any disagreements with RBSM  on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to RBSM’s  satisfaction, would have caused them to make reference thereto in their report on the Company’s  financial statements for such periods.

During the year ended June 30, 2013 through December 3, 2013, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this disclosure set forth under this Item 4.01 and was requested to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1

New independent registered public accounting firm

On December  12, 2013  (the “Engagement Date”), the Company engaged Jonathon P. Reuben, CPA (“Reuben”) as its independent registered public accounting firm for the Company’s fiscal year ended June 30, 2014. The decision to engage Reuben as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with Reuben regarding either:

1.      the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Reuben  concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.                any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from RBSM, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 16, 2013

ALAS AVIATION CORP.

By:	/s/ Frank Drechsler
Frank DrechslerPresident (Principal Executive Officer)